UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JANUARY 15, 2008
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30453	91-0809204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1, 8765 Ash Street, Vancouver, British Columbia, Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

(604) 301-9545
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
Item	Description
5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

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SECTION 2 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the appointment of Dr. Mark Landy as Chief Executive Officer of MIV Therapeutics, Inc. (the "Company") effective January 8, 2007, the Company entered into an employment agreement dated January 15, 2008 (the "Employment Agreement") and indemnification agreement dated January 15, 2008 (the "Indemnification Agreement") with Dr. Landy. The following description of each of the Employment Agreement and Indemnification Agreement is not complete and is qualified in its entirety by reference to the Employment Agreement and Indemnification Agreement, copies of each of which are attached as exhibits to this Current Report on Form 8-K.

Employment Agreement

Pursuant to the terms of the Employment Agreement, Dr. Landy has agreed to act as President and Chief Executive Officer of the Company and to serve as a member of the Company's Board of Directors for a period of five years from January 1, 2008. The term of the agreement automatically renews for successive one year periods, unless the Company provides Dr. Landy with written notice of its intent not to renew the Employment Agreement at least 180 calendar days prior to the end of the term of the Employment Agreement.

In consideration for his services, the Company has agreed to pay Dr. Landy an annual salary of not less than $360,000 and to review his salary annually, and he is entitled to participate in the Company's benefit plans and to a monthly stipend to obtain medical or other insurance. In addition, Dr. Landy shall be entitled to a bonus as determined by the Board of Directors of the Company and the Company agreed to issue to him (i) options to acquire up to 5,000,000 shares of common stock at an exercise price of not more than $0.60, (ii) options to acquire up to 1,150,000 shares of common stock at an exercise price of not more than $0.55, and (iii) options to acquire up to 8,000,000 shares of common stock at an exercise price of not more than $0.55 per share issuable pursuant to a vesting schedule, all of which shall be exercisable for a period of not less than seven years, as well as such other options as may be determined by the Company.

The agreement may be terminated by the Company without cause upon 90 calendar days' prior written notice. However, in that case, the Company shall continue to be obligated to pay Dr. Landy all amounts otherwise payable under the Employment Agreement, as well as, among other things (i) pay to him an additional severance cash payment equal to an aggregate of 36 months of Dr. Landy's annual salary, (ii) benefits to which he is entitled under the agreement would continue for a period of three years from the date of termination and (iii) in the event that Dr. Landy is terminated without cause due to a Change in Control (as defined in the Employment Agreement), he shall be entitled to an additional severance cash payment equal to his annual salary multiplied by the number of years he has been employed by the Company, and all issued and outstanding and vested options held by Dr. Landy shall be exercisable for a period of two years from the effective date of the termination (the "Severance Package").

Dr. Landy may terminate the Employment Agreement without cause upon 90 calendar days prior written notice and, in that case, shall be entitled to receive compensation as provided in the Employment Agreement only until the effective date of termination. The Employment Agreement may also be terminated by Dr. Landy upon 30 calendar days prior written notice in the event of a Change in Control of the Company and, in that case, Dr. Landy shall be entitled to all amounts payable to him under the Employment Agreement until the effective date of the termination, as well as a Severance Package and all unvested shares and unvested options issued to Dr. Landy shall vest immediately.

The Employment Agreement may be terminated by either party upon 14 calendar days prior written notice if, among other things (i) a party fails to cure a material breach of any provision of the Employment Agreement within 30 calendar days of notice thereof, (ii) a party is willfully non-compliant in the performance of its duties under the Employment Agreement, (iii) a party commits fraud or serious neglect or misconduct in the discharge of its duties under the Employment Agreement, or (iv) a party becomes bankrupt or a petition for reorganization under any law relating to bankruptcy is not dismissed within 30 calendar days.

In addition, in the event that Dr. Landy's employment is terminated as President or Chief Executive Officer of the Company, including by virtue of his resignation, the Company is obligated to pay Dr. Landy an additional severance cash payment of $100,000.

Indemnification Agreement

Under the terms of the Indemnification Agreement, the Company has agreed to indemnify Dr. Landy against all costs resulting from any action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative or otherwise instituted against Dr. Landy by reason of Dr. Landy's position as a director, officer, employee or control person or agent of the Company, or any subsidiary of the Company. The Company has agreed to advance all expenses to be incurred by Dr. Landy in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding contemplated by the Indemnification Agreement.

However, the Company is not obligated to indemnify Dr. Landy or advance expenses to him with respect to proceedings or claims initiated by him and not by way of defense, in the event a court of competent jurisdiction determines that each of the assertions made by Dr. Landy was not made in good faith or was frivolous, for expenses or liabilities which have been paid to Dr. Landy by an insurance carrier or in the event that Dr. Landy has violated Section 16(b) of the United States Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

10.1             Employment Agreement between the Company and Dr. Landy dated January 15, 2008.

10.2             Indemnification Agreement between the Company and Dr. Landy dated January 15, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MIV THERAPEUTICS, INC.
DATE: January 21, 2008.

By:       /s/ "Patrick A. McGowan"
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Name:  Patrick A. McGowan
Title:    Executive Vice President, Secretary,
             Chief Financial Officer, Principal
             Accounting Officer and a director

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